Exhibit 99.2

Berkshire Announces Acquisition of First Choice Bank June 27, 2016

Forward Looking Statements This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the proposed merger of Berkshire Bank and First Choice. These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire and First Choice, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire Bank and First Choice are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities and Exchange Commission.

NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, as well as core deposits. These measures are commonly used by investors in evaluating business combinations and financial condition. The calculation of tangible book value dilution includes transaction costs related to the business combination, including professional fees, severance, contract terminations, systems conversion costs, and other one-time costs of the transaction. These costs are subtracted from equity as if they are all recorded by Berkshire at the time the merger is completed. These adjustments are stated net of a tax benefit based on the estimated tax deductibility of the projected costs. Transaction costs are not included in references related to earnings, including references to earnings accretion, the payback period for dilution to tangible book value, and cost save estimates. The Company estimates that transaction costs will total $14 million after tax. It is presently undetermined as to which of these transactions costs will be recorded by Berkshire and which will be recorded by First Choice Bank. Accordingly, the Company is presently unable to estimate GAAP earnings related measures. Non-GAAP measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, Berkshire will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of First Choice and a Prospectus of Berkshire, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about Berkshire and First Choice, when they become available, may be obtained at the SEC’s Internet site (www.sec.gov). Copies of the Registration Statement and Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Berkshire’s website at ir.berkshirebank.com or by contacting Berkshire Investor Relations at 413-236-3149 or by contacting Lisa Tuccillo at First Choice at 609-503-4828. PARTICIPANTS IN SOLICITATION Berkshire and First Choice and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Choice in connection with the proposed merger. Information about the directors and executive officers of Berkshire is set forth in the proxy statement for Berkshire’s 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 24, 2016. Information about the directors and executive officers of First Choice will be set forth in the Proxy Statement/Prospectus. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC (when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Why First Choice? Financially attractive acquisition that immediately improves earnings, profitability, capital and liquidity ratios and further diversifies sources of revenue Upgrades and enhances Berkshire’s existing residential mortgage business with a nationally recognized “best in class” platform Provides entry into the demographically attractive Princeton, New Jersey and Greater Philadelphia banking markets Contributes an established banking franchise to complement Berkshire’s existing 44 Business Capital SBA lending team in Philadelphia

Acquisition of a $1.1 billion asset bank for 109% of Tangible Book Value Tangible book value (TBV) dilution at closing of 0.68% or $0.13 Targeted TBV earn-back of less than 1.25 years using the cross-over method¹ Targeted TBV earn-back of approximately 1.3 years using the simple method² Targeted earnings accretion of $0.10 or 4.3% in the first full year (2017) Conservative earnings assumptions, including 6.4% loan mark Accretive to tangible common equity and capital ratios 20%+ Internal Rate of Return A Compelling Financial Combination Immediately Accretive to Earnings, Profitability and Capital Calculated as the time at which BHLB pro forma tangible book value per share equals BHLB’s consensus estimated stand-alone tangible book value per share Simple TBV Earn-back Calculation is computed as the tangible book value dilution at closing divided by Year 1 (2017) estimated EPS accretion Source: BHLB and First Choice company financials and pro forma analysis

A Compelling Strategic Combination Will enhance Berkshire’s fee income to greater than 30% of total operating revenues First Choice’s mortgage banking platform complements and enhances Berkshire’s residential mortgage compliance culture Banking franchise operates in a superior demographically attractive market Complements Berkshire’s existing 44 Business Capital SBA team in location and opportunities Diversification of earnings outside of commercial real estate business Enhances balance sheet liquidity ratios; significantly reduces BHLB loan to deposit ratio Leverages previous investments in technology to manage risk and maintain compliance Proven track record of timely and seamless integrations Diversifies Sources of Revenue, Geography and Provides for an Attractive Market Opportunity Source: BHLB and First Choice company financials and pro forma analysis

Full service regional bank with a distinctive brand and culture, strong middle market opportunities and a solid foundation for growth Market capitalization based on $25.51 assumed stock price Source: BHLB and First Choice company financials and pro forma analysis Assets: $8.9 billion Loans: $6.2 billion Deposits: $6.5 billion Wealth AUM: $1.4 billion Fee income/total revenue: >30% Branches: 101 Footprint: Northeast plus national lending platform Market capitalization: Approximately $905 million¹ NYSE: BHLB Combined Franchise

Founded in 2007 $1.1 billion in total assets $436 million in net loans $906 million in deposits 8 Branches; $113 million in deposits per branch 6 in NJ; 2 in PA Scalable community banking platform One of the largest community banks operating in Mercer County, New Jersey 6th in deposit market share¹ Affluent branch market with a weighted average household income of $77k 10 miles from BHLB’s direct small business lending division 44 Business Capital Note: Financial data as of 3/31/16 Market share as per deposits data as of June 30, 2015 Source: First Choice Bank, SNL Financial, FDIC; for more information on First Choice Bank please visit “www.firstchoice-bank.com” Established and Scalable Community Banking Platform Operating in a Demographically Attractive Target Market First Choice Bank Overview

Markets possess above average household income and estimated income growth Limited number of regional banking competitors in market area Mercer County possesses non-cyclical industry base consisting of healthcare, education, professional and business services, government, transportation and public utilities Percentage of Households with Income $50,000+ Median Household Income¹ Household income and population change for First Choice Bank and Berkshire Hills reflect weighted average for all markets in which each is present (standalone), respectively; weighted average is calculated as the sum of the percent of national franchise times the demographic item (i.e., household income, population change, or projected population change) within each market Source: SNL Financial, U.S. Bureau of Economic Analysis, FDIC, Nielsen Greater Princeton and Philadelphia Markets First Choice Bank extends Berkshire Hills’ branch footprint into the demographically attractive and affluent greater Princeton, New Jersey and Philadelphia markets

Note: Financial data as of 12/31/15 Source: First Choice Bank; for more information on First Choice Loan Services please visit “www.fcloans.com” First Choice Loan Services Overview Leading Residential and Consumer Mortgage Originator 2015 Funded Loan Production: $2.5 billion Concentrated on conventional and government guaranteed loans 2015 Mortgage Revenue: $68 million Loan production offices in NJ, PA, TX, NM, AZ, and CA; 12 locations Active in 6 of the top 10 national mortgage markets Exclusive managing member of Costco mortgage services program Awards received: Excellence in TRID Compliance 2015; Ellie Mae’s Exceptional Achievement in Compliance Automation 2016 Leadership: Industry veterans with average of over 20 years experience Key senior executives have executed agreements and will remain with Berkshire in leadership roles 180 loan officers

Note: No servicing assets retained; borrower profile FY15 Core EBITDA excludes intercompany and all non-recurring items Source: First Choice Bank First Choice Loan Services Operating Metrics Purchase mortgage origination focused 72% purchase - distributed retail origination volume in 2015 Attractive borrower profile Average loan amount: $271k Average FICO: 751 Average LTV: 74% Mortgage Originations (Millions) Core EBITDA (Millions) 2015 Originations by Geography $8.8 $8.1 $6.8 $7.9 2012 2013 2014 2015 $2,270 $1,872 $1,917 $2,464 2012 2013 2014 2015 NJ 8% PA 9% CA 23% TX 25% AZ 7% Other 28%

Merger Partner First Choice Bank (Private) Consideration Structure 0.5773 shares of BHLB for each outstanding First Choice share1 Aggregate Deal Value $111.7 million Consideration Mix 100% stock (represents 4.3 million BHLB shares) Termination Fee $4.1 million or approximately 3.5% of the aggregate transaction value Required Approvals Customary regulatory approval; First Choice shareholder approval2 Anticipated Closing Targeted for fourth quarter of 2016 Assumes 7,475,657 shares of FCB exchanged at closing; consists of 3,204,826 common shares outstanding and 4,270,831 common shares outstanding associated with the conversion of 51,000 Series A-E Convertible Preferred Stock Based on common shares outstanding as of today (exclusive of convertible preferred shares), insiders subject to voting agreements own approximately 44%; inclusive of convertible preferred shares, insiders subject to voting agreements own approximately 74% Merger Summary

Key Assumptions Cost Savings Approximately 17% One-Time Transaction Charges $14.0 million after-tax Loan Mark Total mark of $29 million (6.4% of gross loans) Includes credit mark of ~$22 million Loan Loss Reserve Reversal of FCB’s loan loss allowance ($13.7 million) Core Deposit Intangible $4.2 million (0.58% of core deposits¹) Capital No capital raise required Expected to be accretive to TCE/TA Expected Closing Date Fourth quarter of 2016 Core deposits defined as total deposits less all time deposits >$100k Transaction Assumptions

BHLB / First Choice Bank Regional Transactions¹ Price / 2016 Est. Earnings 18x 23x Price / Book Value 108% 117% Price / Tangible Book Value 109% 120% Core Deposit Premium2 1.4% 4.4% Note: FCB’s financials are as of and for the twelve months ended 12/31/15; see appendix for TBV reconciliation Represents median for bank and thrift transactions between 1/1/10 and 6/24/16 with disclosed deal values at announcement, targets headquartered in the Mid-Atlantic region, target total assets for the most recent quarter between $1 billion and $5 billion and target NPAs/Assets for the most recent quarter >2%; excludes Section 363 bankruptcy transactions Core deposit premium is based on total deal consideration; core deposits defined as total deposits less jumbo time deposits greater than $100,000 Source: SNL Financial, FCB company financials, and pro forma analysis Attractive Transaction Multiples

Credit Risk Due Diligence on First Choice Portfolio Review process conducted by senior credit executives of Berkshire Detailed review on >90% of outstanding commercial loans Loan mark of 6.4% of FCB’s gross loans Comprehensive Due Diligence Review Direct meetings between counterparts at each company FCB management has made significant investment in risk management capabilities and controls in recent years High quality FCLS operations with effective risk management and compliance controls Credit Review and Due Diligence Process

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Acquired Woronoco Bancorp, Inc. 6/1/2005 Assets: $898MM MA Acquired 6 independent insurance agencies 2006 MA Acquired Factory Point Bancorp, Inc. 9/21/2007 Assets: $339MM VT Acquired Rome Bancorp, Inc. 4/1/2011 Assets: $330MM NY Acquired Legacy Bancorp, Inc. 7/21/2011 Assets: $972MM MA Acquired Greenpark Mortgage Corporation 4/30/2012 Assets: $48MM MA/Northeast Acquired Connecticut Bank and Trust Company 4/20/2012 Assets: $283MM CT Acquired 20 branches from Bank of America 1/17/2014 Deposits: $440MM NY Acquired Beacon Federal Bancorp, Inc. 10/19/2012 Assets: $1,024MM NY Acquired Firestone Financial Corporation 8/7/2015 Assets: $192MM MA/Nat’l Acquired 44 Business Capital, LLC 4/29/2016 Assets: $38MM PA/Mid-Atlantic Announced acquisition of First Choice Bank 6/27/2016 Assets: $1,100MM NJ Acquired Hampden Bancorp, Inc 4/17/2015 Assets: $706MM MA Successful acquisition integration a core competency for Berkshire 7 whole banks, 3 specialty finance companies, 6 insurance agencies and 1 branch deal closed since 2005 Proven Acquirer and Integrator

Loan Composition Deposit Composition Appendix

Total Loans: $5.73 billion Yield on Loans: 4.13% Note: Financial data as of quarter ended 3/31/16; yields reflect quarterly values; excludes HFS loans Source: Company financials Loan Composition BHLB Total Loans: $0.45 billion Yield on Loans: 4.40% FCB Combined – BHLB/FCB Total Loans: $6.18 billion Yield on Loans: 4.15% 1 - 4 Family 30% Multifamily 5% CRE 28% C&D 5% C&I 18% Consumer 14% 1 - 4 Family 41% Multifamily 3% CRE 47% C&D 2% C&I 5% Consumer 1% Other 1% 1 - 4 Family 31% Multifamily 5% CRE 29% C&D 5% C&I 17% Consumer 13%

Total Deposits: $5.58 billion Cost of Deposits: 0.51% Note: Financial data as of quarter ended 3/31/16; costs reflect quarterly values Jumbo deposits defined as time deposits with balances greater than $100,000 Source: Company financials, SNL Financial Deposit Composition BHLB FCB Combined – BHLB/FCB Total Deposits: $6.49 billion Cost of Deposits: 0.56% Total Deposits: $0.91 billion Cost of Deposits: 0.84% Transaction 25% Savings & MMDA 38% Retail 11% Jumbo¹ 26% Transaction 27% Savings & MMDA 36% Retail 10% Jumbo¹ 27% Transaction 11% Savings & MMDA 53% Retail 16% Jumbo¹ 20%

If you have any questions, please contact: Allison O’Rourke 99 North Street Pittsfield, MA 01202 Investor Relations Officer (413) 236-3149 aorourke@berkshirebank.com